SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 29, 2004

CLICK COMMERCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	36-4088644
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

200 East Randolph Drive, 52nd Floor	60601
Chicago, Illinois 60601	(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code:

(312) 482-9006

N/A
(Former name or former address, if changed since last report)

ITEM 12.                            Results of Operations and Financial Condition.

On July 29, 2004, Click Commerce, Inc. issued a press release setting forth Click Commerce’s second quarter 2004 earnings.  A copy of the press release is filed herewith as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLICK COMMERCE, INC.
(Registrant)

	By:	/s/ Michael W. Nelson
Michael W. Nelson
Chief Financial Officer

Dated: July 29, 2004